FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT
SERIES B AND C CERTIFICATES AND VARIABLE FUNDING CERTIFICATE / SUBORDINATED SERIES 1995-1

SETTLEMENT PERIOD:                          May 1996                    PAYMENT DATE:          6/17/96
                                         ---------------                                    -------------
AS OF THE RECORD DATE:
- ----------------------

Series B Invested Amount                                                  $100,000,000
                                                                        ---------------
Series B Pool Factor                                                     1.00000000000
                                                                        ---------------

Series C Invested Amount                                                  $135,000,000
                                                                        ---------------
Series C Pool Factor                                                     1.00000000000
                                                                        ---------------

Subordinated Series 1995-1 Invested Amount                                 $30,000,000
                                                                        ---------------
Subordinated Series 1995-1 Pool Factor                                   1.00000000000
                                                                        ---------------

Variable Funding Certificate (VFC) Invested Amount                         $18,000,000
                                                                        ---------------

FOR THE SETTLEMENT PERIOD:                                                                    PER $1,000
- -------------------------                                                                   -------------

Gross Collections for the Settlement Period                               $246,004,000           $869.27
                                                                        ---------------     -------------
Defaulted Amount for the Settlement Period                                           0              0.00
                                                                        ---------------     -------------
Recoveries for the Settlement Period                                                 0              0.00
                                                                        ---------------     -------------

CERTIFICATE/FEE DISTRIBUTIONS ON:        6/17/96
- ------------------------------------------------

     Interest on the Series B Certificates                                 $543,554.92             $1.92
     Interest on the Series C Certificates                                  713,999.14              2.52
     Interest on the Subordinated Series 1995-1 Certificates                175,441.48              0.62
     Principal of the Series B Certificates                                       0.00              0.00
     Principal of the Series C Certificates                                       0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates                     0.00              0.00
     Servicing Fee                                                          541,815.06              1.91
                                                                        ---------------     -------------
                            Total of distributions                       $1,974,810.60             $6.97
                                                                        ===============     =============

VFC ACTIVITY FOR THE MAY 1996 SETTLEMENT PERIOD:
- ------------------------------------------------

     Beginning principal of the Variable Funding Certificate            $15,500,000.00
     Principal from the Variable Funding Certificateholder                9,000,000.00
     Principal to the Variable Funding Certificateholder                 (6,500,000.00)
                                                                        ---------------
     Ending principal of the Variable Funding Certificate               $18,000,000.00
                                                                        ==============-

     Interest for the Settlement Period for the VFC                         $63,210.57             $0.22
     Liquidity Fees for the Settlement Period for the VFC                    16,881.07              0.06
                                                                        ---------------     -------------
     Total VFC Interest and Liquidity Fees for the Settlement Period        $80,091.64             $0.28
                                                                        ===============     =============

As of the end of the May 1996 Settlement Period:
- ------------------------------------------------

Subordinated Amounts:
    Series B Certificates                                                  $23,456,791
                                                                        ---------------
    Series C Certificates                                                  $31,666,667
                                                                        ---------------
    Variable Funding Certificate  (VFC)                                     $4,222,222
                                                                        ---------------
Aggregate Subordinated Transferor Amount                                   $36,774,011
                                                                        ---------------

Cash Collateral Account balance                                                     $0
                                                                        ---------------
Collection Account balance                                                  $1,987,000
                                                                        ---------------
Excess Funding Account balance                                             $11,500,000
                                                                        ---------------

 - Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and Subordinated Series 1995-1) as of the Record Date.
 - Interest is for the Interest Accrual Period ending June 16th.
 - The Series B Certificate Rate was 5.92969% for this Interest Accrual Period.
 - The Series C Certificate Rate was 5.76969% for this Interest Accrual Period.
 - The Subordinated Series 1995-1 Certificate Rate was 6.37969% for this Interest Accrual Period.